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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 30, 2002


                                  XTRANA, INC.
               (Exact Name of Registrant as Specified in Charter)


      Delaware                       0-17714                     58-1729436
(State or Other Jurisdiction       (Commission                  (IRS Employer
   of Incorporation)               File Number)              Identification No.)


                          590 Burbank Street, Suite 205
                           Broomfield, Colorado 80020
                    (Address of Principal Executive Offices)

                                 (303) 466-4424
                         (Registrant's Telephone Number)

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ITEM 5.  OTHER EVENTS

     Reference is made to the press release of Xtrana, Inc. (the "Registrant"), issued on December 30, 2002, relating to a lawsuit against Registrant filed by Trinity Biotech, plc, and Registrant's proposed counter-suit and collection action on amounts owed to the Registrant by Trinity. A copy of the press release, which contains information meeting the requirements of this Item 5, is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by this reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements. None.

(b)  Pro Forma Financial Information. None.

(c)  Exhibits.

     Exhibit 99.1 Press Release of the Registrant dated December 30, 2002, relating to a lawsuit against Registrant filed by Trinity Biotech, plc, and Registrant's proposed counter-suit and collection action on amounts owed to the Registrant by Trinity.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


January 7, 2003                             XTRANA, INC.



                                            By:  /S/ TIMOTHY J. DAHLTORP
                                                --------------------------------
                                                     Timothy J. Dahltorp
                                                     Chief Executive Officer


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                                  EXHIBIT INDEX

EXHIBIT                                                              PAGE NUMBER
-------                                                              -----------

99.1           Press Release of the Registrant dated December 30,          5
               2002, relating to a lawsuit against Registrant filed by Trinity Biotech, plc, and Registrant's proposed counter-suit and collection action on amounts owed to the Registrant by Trinity.


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